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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-43223 and 333-45568) of Zapata Corporation of our reports dated March 14, 2003 relating to the consolidated financial statements and consolidated financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
Rochester, New York

March 26, 2003


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